UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

ACM Research, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

42307 Osgood Road, Suite I, Fremont, California 94539
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (510) 445-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07
Submission of Matters to a Vote of Security Holders.

We held our 2018 Annual Meeting of Stockholders on June 14, 2018. The board of directors solicited proxies pursuant to proxy statement that we filed on May 4, 2018 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation.

At the meeting, holders of Class A and Class B common stock were asked to consider and vote upon the four proposals set forth below. Each share of Class A common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and each share of Class B common stock was entitled to twenty votes with respect to each matter submitted to a vote at the meeting. Shares of Class A and Class B common stock representing 28,533,360 votes, or 58.6% of the total votes attributable to all outstanding shares of Class A and Class B common stock, were present in person or by proxy at the meeting.

The voting results reported below are final.

Proposal 1

Stockholders voted as follows with respect to election of each of the nominees for director identified in the proxy statement:

Nominee	For	Withheld
David H. Wang	28,435,806	69,170
Haiping Dun	28,376,148	128,828
Chenming C. Hu	27,846,011	658,965
Tracy Liu	8,382,605	122,371
Yinan Xiang	28,451,671	53,305
Zhengfan Yang	28,392,813	112,163

As a result of this vote, each of the six nominees was elected as a director to serve until the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2

Stockholders approved, on a non-binding advisory basis, the 2017 compensation paid to our named executive officers by the following vote:

For	Against	Abstain
28,451,485	53,490	1

Proposal 3

Stockholders approved, on a non-binding advisory basis, to present an advisory vote on the compensation of named executive officers every three years by the following vote:

One Year	Two Years	Three Years	Abstain
1,337,267	322	27,130,965	36,422

Proposal 4

Stockholders voted as follows with respect to the ratification of the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent registered public accounting firm for 2018:

For	Against	Abstain	Broker Non-Votes
28,518,249	102	817	14,192

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ACM Research, Inc.

Dated: June 20, 2018	By:	/s/ David H. Wang
David H. Wang
Chief Executive Officer and President